-----------------------------------------------------------      --------------
   C E N T U R Y   C A P I T A L   M A N A G E M E N T            SEVENTY-FIVE
-----------------------------------------------------------         YEARS OF
                                                                   INVESTING
                                                                  1928 - 2003

[graphic omitted]
                                                                   [logo]

                                                                        CENTURY
                                                                 --------------

                                                                        CENTURY
                                                                          FUNDS

                                                                        CENTURY
                                                                         SHARES
                                                                          TRUST

                                                                            AND

                                                                        CENTURY
                                                                      SMALL CAP
                                                                    SELECT FUND

                                                                 ANNUAL REPORTS
                                                               OCTOBER 31, 2002

[LOGO] CENTURY FUNDS

     CENTURY
  SHARES TRUST
    est. 1928

CENTURY SMALL CAP
   SELECT FUND

TRUSTEES AND OFFICERS
Allan W. Fulkerson, Chairman and Trustee
John E. Beard, Trustee
Davis R. Fulkerson, Trustee
Ernest E. Monrad, Trustee
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee
Alexander L. Thorndike, Trustee and
Chief Investment Officer
Steven Alfano, Secretary

INVESTMENT ADVISOR
Century Capital Management, Inc.

One Liberty Square
Boston, Massachusetts 02109
Shareholder Hotline
800-303-1928
www.centuryfunds.com

CENTURY SHARES TRUST
75 YEARS OF INVESTING

[graphic omitted]

Concerning Century Funds, performance and portfolio data as discussed in this report:

The views in this report were those of the Funds' Chief Investment Officer as of October 31, 2002 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments and does not constitute investment advice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Funds' historical performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Returns include reinvestment of dividends and capital gains. Performance for Century Small Cap Select Fund would have been lower during the period if certain fees had not been waived or expenses reimbursed. The Funds will deduct a short term trading fee of 1.0% from the redemption proceeds if shares are sold after being held less than 180 days. For more current performance, please call 1-800-303-1928 or visit www.centuryfunds.com. For information on the risks associated with the Funds, please refer to the Funds' most recent prospectuses. As of 9/30/02, Lipper, Inc. ranked the Century Small Cap Select Fund's Institutional shares 10 out of 429 and 2 out of 362 small cap growth funds for the 1- and 2-year periods, respectively. For the same time period, its Investor Shares were ranked 14 out of 429 and 3 out of 362 small cap growth funds. Lipper, Inc. is an industry research firm whose rankings are based on total return performance. Forum Fund Services, LLC, Distributor.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The Statements of Additional Information (SAI) for the Funds include additional information about our Trustees and are available, without charge, upon request. Shareholders may contact the Funds to request an SAI by calling the Shareholder Hotline at the number indicated above. (12/02).

DEAR FELLOW SHAREHOLDERS


Century Shares Trust will celebrate the 75th Anniversary of its founding on March 1, 2003.While the 2002 annual report is earlier than in the past (because the Trust's fiscal year end changed to October), we shall begin marking this important milestone for the Trust by offering some long-term perspectives in this report.We plan to celebrate the anniversary more fully in the Spring.

Today, investors face a wide variety of challenges, including domestic and global issues, which are touched on in the portfolio manager's report. In concept, the issues are not new - they simply represent conflicts and challenges which people have faced over the centuries. What is new is instantaneous communications and transfer of information and the unthinkable destruction that could be created by individuals who have no regard for human values. Arguably, the pace of life has accelerated, but human nature has not changed. As the nation's fifth oldest mutual fund, the Trust has witnessed multiple extraordinary and dramatic events over its lifetime and invested for shareholders under a wide variety of economic and world conditions. For a perspective, consider some of the most significant events of the past 75 years:

1929 Stock Market Crash
1933 Roosevelt inaugurated
1939 Germany invades Poland
1941 Pearl Harbor
1945 VE Day (May 8) and VJ Day (September 2)
1948 Berlin blockade; State of Israel founded
1950 Korean War begins
1956 Israel Attacks Egypt
1961 Berlin Wall constructed
1962 Cuban Missile Crisis
1963 President John F. Kennedy assassinated
1967 Arab-Israeli 6-Day War
1972 Nixon visits China;Watergate
1973 Final troop withdrawal from Vietnam
1979 US short interest rates exceed 20%
1990 World Wide Web debuts; Iraqi troops invade Kuwait; Berlin Wall comes down 1991 Soviet Union breaks up
2001 World Trade Center and Pentagon Disasters

Throughout this history, our primary investment focus has been on the insurance industry and on companies capable of producing above-average growth and profitability. The Trust has both endured and prospered. For investment periods ending October 31, 2002, Century Shares Trust has outperformed the stock market (as measured by the Standard & Poor's Index of 500 stocks) for the past 1-5-10-15 and 20 years.We will provide full details in connection with our anniversary celebration and are happy to respond to individual requests for more information at any time.

As the worlds of insurance and risk management have changed, our investment approach has evolved. Just three years ago, we launched Century Small Cap Select Fund with a far broader mandate than the original Trust. Under Lanny Thorndike's leadership, results have been spectacular with that Fund placing in the top 1% of all similar funds according to Lipper, for the two years ended September 30, 2002.* With this highly successful result, we have now broadened the investment mandate for Century Shares Trust. What has not changed is the adherence to our core Investment Principles, articulated on page 5 of this report.

Our goal has always been to serve our shareholders well and to seek to be better tomorrow than we were yesterday.With that in mind, we plan to survey shareholders in the next six months, asking for your thoughts and suggestions.We are also thinking about holding town meetings in different areas of the country, so shareholders can meet members of your management team.

Finally, we are always considering new ways of providing better services and products. Over the years, Century Shares Trust was once listed on the Boston Stock Exchange, distributed as a load fund for thirty years, became no-load twenty years ago, externalized the management so we could attract the best talent, launched the Small Cap Select Fund, and most recently adopted a more modern Century Capital Management Trust for administrative benefits.

Looking to the future, we will continue to explore ideas to strengthen the management organization, as we seek to provide competitive above-average results in the future as we have for so many years of our history.We appreciate your confidence and support and look forward to the new year with cautious, constructive optimism.

    Respectfully submitted,

/s/ Allan W. Fulkerson

    Allan W. Fulkerson
    Chairman
    December 16, 2002

* Past performance is no guarantee of future results. For the period ended 9/30/02, the Fund s Institutional shares ranked 10 out of 429 and 2 out of 362 small cap growth funds for the 1- and 2-year periods, respectively. Lipper, Inc. s rankings are based on total return performance. Rankings for other share classes will vary.

CENTURY FUNDS

MARKET COMMENTARY

Looking back over the past several years, we are struck by the historic rise and fall of the stock market. In the mid-to-late 1990s, the stock market seemed to `walk on water' as it rose by more than 20% in each year from 1995 through 1999. Then, just as we were beginning to enjoy our newfound wealth, the stock market fell from its peak to its recent low on October 9th. The market has since bounced back about 20% through the end of November.Where do we go from here? Over the long term, we expect the stock market will continue generating positive returns, reflecting the growth in earnings of the underlying companies.

By investing in the stock market during this time period, we all experienced success and disappointment. Some investors exited the equity markets while others remain focused on the long term and a belief that the U.S. economy remains a vibrant, entrepreneurial environment that will continue to innovate and grow. As we look out over the next year or two, we are cautiously optimistic.We have confidence in the U.S. economy and believe it will succeed over the long term, but we recognize the need to work through various excesses that were created during the 1990s.We expect market returns to moderate and potentially approach the long-term 10% average annual returns of the equity markets over the last 50 years.

While there are a number of factors that impact the U.S. economy and ultimately the stock market, we highlight three factors (low interest rates, consumer strength and accelerating capital spending) that suggest an improving economy is taking root. First, interest rates have not been at current levels since the 1960s. Further, the ten-year Treasury bond yield has decreased from about 5% in January 2002 to about 4% today. The decline obviously hurts those on fixed incomes, but low interest rates allow corporations and individuals to borrow money more cheaply. Second, a healthy consumer is good for the economy since consumer spending accounts for about two-thirds of the U.S. economy. At current levels, the consumer appears to be in reasonably good shape, but spending may slow as the consumer begins to replenish savings and replace lower income from declining interest rates. Third, the stage is being set for an improvement in capital spending. As evidence, U.S. GDP growth was 0.3% in 2001, and is estimated at 2.3% in 2002 and 2.7% in 2003. Furthermore, corporate profits and cash flow are on the rise while financial conditions have begun to improve. These factors should lead to increased capital spending and a gradual improvement in the economy.

CHANGE OF FISCAL YEAR

During 2002 Century Shares Trust changed its fiscal year end from December 31 to October 31. Doing so allows Century Funds the opportunity to consolidate filings as well as the reports distributed to shareholders. As you may have noticed, we have a new look for the combined report. Although we are still fond of the covers below, time does bring change.

[graphics omitted]

CENTURY SHARES TRUST

DEAR FELLOW SHAREHOLDERS

This is the seventy-fifth annual report of Century Shares Trust. Your Trust has continued to perform relatively well through a difficult market environment. Thank you for your continued support, and we hope to earn your "trust" for another 75 years.

-------------------------------------------------------------------------------
  TRUST: noun, 1) reliance on the integrity, ability, etc., of a person or thing. 2) confident expectation, hope. 3) the responsibility imposed on a person in whom confidence is placed, 4) a fiduciary relationship in which a trustee holds title to property for the beneficiary.

Source: Random House Webster's Dictionary
-------------------------------------------------------------------------------

Trust is an integral part of the Century Shares Trust name, and it symbolizes the enduring fiduciary relationship the Trust has maintained with shareholders since its inception. It also represents the mortar binding many of the relationships that exist among our shareholders, ourselves (each of us at Century Capital Management), publicly-traded companies, their employees, regulators, outside auditors and board members.

Trust is not easily obtained, but rather it is earned gradually over many years. However, it can be lost quickly. Recent corporate scandals have frayed investors' confidence and trust in the stock market. You should know that investing in a company requires us to reach a comfortable level of confidence in the caliber of a company and its management team.We spend as much time researching the qualitative aspects of management's experience and integrity as we do analyzing the quantitative financial statements of the company.

In fact, trust is an appropriate theme as we reflect on your Trust reaching this milestone as the fifth-oldest mutual fund, and we feel obligated to add our perspective on both the short-term concerns and the long-term trends that are impacting the world today. On page 5, we include the Century Funds' goals and objectives, which represent the guiding principles used to manage your Trust.

TRUST PERFORMANCE
The Trust was able to deliver good performance relative to the overall market for the twelve months ending October 31, 2002, a decline of 5.7% versus declines of 15.1% for the S&P 500 Index and 12.0% for the Lipper Growth and Income Fund Index. Although the Trust succeeded in outperforming the overall market, we are always disappointed when we do not deliver positive returns in any one year for our shareholders.

-------------------------------------------------------------------------------

Average Annual Total Returns through 10/31/02

                                     1 Year         5 Years      10 Years
Century Shares Trust                  -5.72%         4.62%         10.46%
S&P 500 Index                        -15.11%         0.73%          9.88%
Lipper G&I Fund Index                -11.95%         0.06%          8.74%

Past performance is no guarantee of future results. For information about these indices, please refer to page 6. For additional information, please refer to page 6. The Trust's average annual returns as of the most recent calendar quarter (9/30/02) were -12.27%, 3.12%, and 10.20% for the 1-, 5-, and 10-year periods, respectively.

-------------------------------------------------------------------------------

The last three years have been extremely painful for most investors, and the euphoric rewards of the late 1990s internet boom have been replaced by the sobering realities that accompany market bubbles.We avoided many of the "hot" stocks in 1998-2000. Your Trust's average annual total return was up 4.62% over the last five years, while the market represented by the S&P 500 Index was up 0.73%.We hope that prudent and diligent investment management efforts can continue to provide strong results in the future.

Looking at the specific contributors to portfolio performance, the Trust's best performers for the fiscal year included: AFLAC (life and supplemental insurer), RenaissanceRe Holdings (specialty reinsurer), UnitedHealth Group (managed care provider) and Wells Fargo (regional bank). The Trust's under-performers included: American International Group (multi-line financial), AON (insurance broker), FleetBoston Financial (regional bank), J.P.Morgan Chase (multi-line financial), and Waddell & Reed (asset management).


                       FUND COMPOSITION 10/31/02

              Property & Casualty Insurers              40%
              Health Care                               14%
              Guaranty Insurers                          6%
              Insurance Brokers                          7%
              Life & Health Insurers                    10%
              Banks                                     11%
              Processing                                 5%
              Other                                      2%
              Cash & Equivalents                         5%

MARKET TRENDS
Looking at trends in some of our industry segments, commercial and specialty insurers continue to benefit from strong revenue growth. 2003 premiums are estimated to increase from 15% to about 50% depending on business segments.We expect this hardening of the market to extend into 2004. Health care companies are also witnessing very strong earnings and demographic trends and have grown as a percentage of the portfolio. Life insurers and banks are affected by lower interest rates, the economic slowdown and credit quality; we expect the financially stronger firms to gain market share during the recovery. Meanwhile, many of our outsourcing and business services companies have continued to grow consistently, despite the current recession.

Looking forward, we continue to broaden your Trust into new companies and industries. In simplest terms, we seek companies which can achieve our consistent profitability goals of 15% returns on equity (ROE) over rolling 3 and 5-year periods.

CURRENT ECONOMIC CONDITIONS

We are still in the early stages of a tentative economic recovery. The securities markets recovered this fall as Republicans took control of Congress and the 2003 business outlook grew hopeful. However, investors remain nervous about geopolitical events in the Middle East and the domestic rebound stalling. Structurally, the markets are still working through excess debt levels among consumers and corporations, as well as overcapacity in the technology and manufacturing sectors. Overall, third quarter results reinforce the positive trends and strength of our portfolio companies.

SUMMARY

We at Century take our fiduciary responsibility to our shareholders very seriously.We have and will continue to stick to a disciplined investment process, which has served our investors well in the past. In addition, we aim to invest your capital without taking on excessive amounts of risk. To use a baseball analogy, you should not expect us to hit home runs or grand slams, but rather singles and doubles with an occasional triple.

In recent shareholder reports, we have attempted to detail the investment process and some of the important investment themes, such as the return of business ethics and "back to basics" fundamental investing. Looking forward, we believe that investors are going to demand a higher degree of integrity and "trust" from their investments. In response, we want to share with you on the following page the Century Funds investment principles that define us and how we try to invest on your behalf.

NEW DEVELOPMENT - INTERNET ACCESS

On November 11, 2002, Century Funds changed their transfer agent from Boston Financial Data Services and State Street Bank and Trust to Forum Shareholder Services, LLC. In making this change, we are pleased to offer our shareholders internet access to their accounts. Shareholders can view transactions and account balances. To accomplish this we ask that you call a shareholder service representative at 800-303-1928 and request a user name and password. At this time, transactions cannot be completed online. Therefore, we ask you to conduct transactions as you always have.

Thank you again for your confidence in us, and please visit our website (www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Trust.We also welcome your questions by phone or letter.

December 16, 2002

    Respectfully submitted,

/s/ Alexander L. Thorndike

    Alexander L. Thorndike

    Trustee and Chief Investment Officer

-------------------------------------------------------------------------------
CENTURY FUNDS INVESTMENT PRINCIPLES

GOALS:
  > We strive to deliver exceptional risk-adjusted performance over time
  > We seek to develop long-term relationships with our shareholders and clients > We aim to be an ethical leader in the investment industry

OBJECTIVES:

  o Performance is our primary goal
      - We pursue a research-intensive process, resulting in a disciplined investment strategy
  o Hire the best people
      - We seek curious individuals who challenge consensus, thrive on adversity and possess a competitive spirit
      - We value a sense of humor and humility
  o Continuous improvement is a high priority
  o Maintain a culture of teamwork and mutual respect

CORE VALUES: Create a culture of excellence and integrity
  o Think long term ... always do the "right" thing
  o Remember why people entrust us with their money
  o Value our independence, entrepreneurial spirit and flexibility
  o Know our weaknesses and learn from our mistakes
  o Encourage innovation and creativity
  o Leverage our talent, resources and contacts
  o Reward excellence

INVESTMENT PHILOSOPHY: Growth Investors in Value Industries
  WE BELIEVE:
  o Capital markets are semi-efficient
  o In-depth original research is a competitive advantage
  o Reassessing each investment's risks and rewards will benefit performance

  WE SEEK:
  o Credible, capable management with a history of success
  o Franchises with high recurring revenues, barriers to entry and improving fundamentals
  o Firms with expanding profit margins and ROE's
  o Companies growing consistently faster than the overall market and peers
  o Attractively valued stocks relative to the overall market and peers
  o Firms operating in favorable competitive environments
  o Companies with shareholder orientation and transparent accounting
-------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT

CENTURY SHARES TRUST, LIPPER G&I Fund Index and S&P 500 Index

                                         Lipper Growth
                        Century           and Income         S&P 500

       Oct-92            10,000             10,000           10,000
       Oct-93            11,174             11,949           11,490
       Oct-94            10,035             12,327           11,931
       Oct-95            12,650             14,827           15,079
       Oct-96            15,013             17,999           18,707
       Oct-97            21,583             23,044           24,713
       Oct-98            24,267             25,223           30,150
       Oct-99            23,696             29,265           37,888
       Oct-00            29,686             31,298           40,192
       Oct-01            28,686             26,256           30,186
       Oct-02            27,043             23,114           25,655

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.

This chart compares the performance over the past ten years, through October 31, 2002, of a hypothetical $10,000 investment in Century Shares Trust, including reinvested dividends and distributions, with that of a broad-based securities market index and an industry focused index. The S&P 500 Index is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so they are not directly comparable to an actual investor's results, and it is not available for investment. The Lipper Growth and Income Fund Index tracks the results of 30 large mutual funds that seek growth of capital and income. These mutual funds' strategies and portfolios differ from each other and from the Trust's focus on investments in the financial services and related business services sectors; moreover, they are substantially larger than the Trust. However, they are real managed investment accounts with all the associated requirements and costs.

-------------------------------------------------------------------------------
                             CENTURY SHARES TRUST

                      AVERAGE ANNUAL TOTAL RETURNS AS OF

                               OCTOBER 31, 2002

            1 Year                                    -5.72%
            5 Years                                    4.62%
            10 Years                                  10.46%
            20 Years                                  13.97%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          TEN LARGEST HOLDINGS

AMERICAN INTERNATIONAL GROUP, INC.                              10.0%
Global insurance and financial services.

MBIA, INC.                                                      5.8%
Financial guaranty and credit products.

BERKSHIRE HATHAWAY, INC.                                        5.5%
Investment company and global insurance.

THE PROGRESSIVE CORP.                                           4.6%
Personal automobile insurance.

RENAISSANCE RE HOLDINGS LTD.                                    4.4%
Provides reinsurance and insurance coverage.

TORCHMARK CORP.                                                 3.8%
Life insurance and distribution.

THE CHUBB CORP.                                                 3.7%
Specialty commercial and personal insurance.

CINCINNATI FINANCIAL CORP.                                      3.4%
Regional commercial property-casualty insurance.


MARSH & McLennan Companies, Inc.                                3.2%
A global provider of investment management, insurance brokerage and consulting services.

AFLAC, INC.                                                     3.2%
Supplemental health and life insurance business.
-------------------------------------------------------------------------------

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2002

COMMON STOCKS: ASSET MANAGERS - 0.9%
SHARES                                                                 VALUE
------                                                                 -----

 40,000   Alliance Capital Mgmt. Holding LP                        $  1,164,400
 92,666   Waddell & Reed Fin'l, Inc. CL A                             1,621,655
                                                                   ------------
                                                                      2,786,055
                                                                   ------------

BANKS - 10.5%
190,000   American Capital Strategies, Ltd.                           3,735,400
148,335   Citigroup, Inc.                                             5,480,978
 99,200   First Tennessee National Corp.                              3,678,336
 75,000   FleetBoston Financial Corp.                                 1,754,250
340,000   J.P. Morgan Chase & Co.                                     7,055,000
 40,000   MBNA Corp.                                                    812,400
120,000   SouthTrust Corp.                                            3,074,400
 47,500   Washington Mutual, Inc.                                     1,698,600
 90,000   Wells Fargo & Co.                                           4,542,300
                                                                   ------------
                                                                     31,831,664
                                                                   ------------

GUARANTY
INSURERS - 5.5%
                                                                   ------------
383,750   MBIA, Inc.                                                 16,750,687
                                                                   ------------

HEALTH CARE - 13.4%
 25,000   Anthem, Inc. *                                              1,575,000
 30,000   Barr Laboratories, Inc. *                                   1,764,900
 70,000   C.R. Bard, Inc.                                             3,915,100
 60,000   Cardinal Health, Inc.                                       4,152,600
230,000   Caremark Rx, Inc. *                                         4,071,000
 20,000   Charles River Laboratories Int'l, Inc. *                      735,000
 20,000   CVS Corp.                                                     554,600
 20,000   Express Scripts, Inc. *                                     1,083,600
 90,000   First Health Group Corp. *                                  2,338,200
120,000   HCA, Inc.                                                   5,218,800
 95,000   Pfizer, Inc.                                                3,018,150
 90,000   UnitedHealth Group, Inc.                                    8,185,500
 81,000   Universal Health Services, Inc. *                           3,926,880
                                                                   ------------
                                                                     40,539,330
                                                                   ------------

INFORMATION
TECHNOLOGY - 0.9%
110,000   Waters Corp. *                                              2,769,800
                                                                   ------------

INSURANCE
BROKERS - 6.4%
240,000   Aon Corp.                                                   4,399,200
206,200   Gallagher (Arthur J.) & Co.                                 5,530,284
200,000   Marsh & McLennan Cos., Inc.                                 9,342,000
                                                                   ------------
                                                                     19,271,484
                                                                   ------------

LIFE & HEALTH INSURERS - 9.5%
SHARES/FACE AMOUNT VALUE
305,000   AFLAC, Inc.                                              $  9,284,200
300,000   Protective Life Corp.                                       8,574,000
308,300   Torchmark Corp.                                            11,037,140
                                                                   ------------
                                                                     28,895,340
                                                                   ------------
PROCESSING - 5.2%
 75,000   Bisys Group, Inc. *                                         1,342,500
 78,500   ChoicePoint, Inc. *                                         2,972,010
150,000   Concord EFS, Inc. *                                         2,142,000
 62,500   Fiserv, Inc. *                                              1,952,500
165,000   Iron Mountain, Inc. *                                       4,654,650
 40,000   Moody's Corp.                                               1,884,000
 30,000   SEI Investments Co.                                           800,700
                                                                   ------------
                                                                     15,748,360
                                                                   ------------
PROPERTY & CASUALTY INSURERS - 38.6%
 20,000   ACE Ltd.                                                      615,000
201,394   Allstate Corp.                                              8,011,453
464,016   American International Gr., Inc.                           29,024,201
    215   Berkshire Hathaway, Inc. CL A *                            15,950,850
190,000   The Chubb Corp.                                            10,717,900
263,000   Cincinnati Financial Corp.                                  9,991,370
 93,400   Everest Re Group Ltd.                                       5,419,068
 85,000   HCC Insurance Holdings, Inc.                                2,085,050
  8,000   Ohio Casualty Corp. *                                         105,520
 24,000   Platinum Underwriters Holdings Ltd. *                         602,400
244,000   The Progressive Corp.                                      13,420,000
310,100   RenaissanceRe Holdings Ltd.                                12,714,100
 71,500   SAFECO Corp.                                                2,542,540
    950   White Mountains Insurance Group Ltd.                          305,910
 75,000   XL Capital Ltd. CL A                                        5,711,250
                                                                   ------------
                                                                    117,216,612
                                                                   ------------

TOTAL INVESTMENT IN COMMON STOCKS - 90.9%
  (Identified cost, $120,637,466)                                   275,809,332

CASH EQUIVALENTS - 9.1%
$27,613,000 State Street Bank and Trust Eurodollar
  Time Deposit, at cost approximating value,
    maturity 11/01/02                                                27,613,000
                                                                   ------------

TOTAL INVESTMENTS - 100%
(Identified cost, $148,250,466)                                    $303,422,332
                                                                   ============

*Non-income producing security

                      See notes to financial statements.

CENTURY SMALL CAP SELECT FUND
DEAR FELLOW SHAREHOLDERS

This is the third annual report for the Century Small Cap Select Fund.We are pleased to report that your Fund has continued to perform relatively well in a challenging market.

The Fund produced positive absolute and relative performance for its fiscal year ending October 31, 2002. Investor Shares and Institutional Shares rose 5.34% and 5.87%, respectively, versus a decline of 11.57% for the Russell 2000 Index.

                 ONE-YEAR FUND PERFORMANCE VS. INDEX

              Institutional Shares               5.87%
              Investor Shares                    5.34%
              Russell 2000                     -11.57%

One Year Total Return As of 10/31/02.
Past performance is no guarantee of future results. For information about this index please refer to page 10. For additional performance information, please refer to page 10. The Fund's average annual returns as of the most recent calendar quarter (9/30/02) were -1.36% and 16.45% for the 1-year and since inception period (2/24/00) for Investor Shares and -.76% and 16.18% for the 1-year and since inception period (12/9/99) for Institutional Shares.


We continue to attribute much of the strong relative performance to our investment process and analysts. Although the central tenets of our process are not proprietary, it is our disciplined approach and diligence that makes the difference. The key factors underlying our investment process are:

(1) Performing original research;
(2) Evaluating management skill and ability;
(3) Analyzing a company's potential to deliver high returns on equity (ROE);
(4) Focusing on companies with high recurring revenues and/or predictable earnings; and
(5) Pursuing a disciplined buy and sell approach.

-------------------------------------------------------------------------------

Average Annual Total Returns through 10/31/02
                                                      Two         Since
                                          1 Year     Years      Inception
Inst. Shs. (incep. 12/9/99)                5.87%      4.74%      17.60%
Investor Shs. (incep. 2/24/00)             5.34%      4.51%      17.95%
Russell 2000 Index                       -11.57%    -12.14%      -6.03%*

*(inst. shares)

-------------------------------------------------------------------------------

A YEAR IN REVIEW

Looking at the specific contributors to portfolio performance, the Fund's best performers for the 2002 fiscal year included Wintrust Financial (regional banking), Private Bancorp (regional banking), Mid Atlantic Medical Services (managed health care), Coventry Health (managed health care), Henry Schein (healthcare distribution) and Stericycle (medical waste management). The Fund's under performers included National Processing (payment processor), NCO Group (collection services), Metris (credit card issuer), Max Re (specialty reinsurance) and Sunrise Assisted Living (assisted living services).

WALL STREET UPDATE
Wall Street and the investment community are going through their own catharsis alongside the gyrations of the stock market. Hardly a day passes without a news headline questioning the actions of an employee at an investment bank.We believe that most individuals in the investment community are hardworking and ethical. However, we are troubled by the ethical transgressions that occurred at several investment banking firms.

It is partially for this reason that we at Century place such a high premium on doing our own research. First hand "tactile" research filters out many potential biases. In response to these ethical issues, regulators are flexing their muscles in order to restore faith in the capital markets. Along with the regulatory pressure, the weak economy is forcing the large investment banks to change how they conduct research and how much they do.With increased regulatory oversight and profits down at most investment banks, they are reducing the number of companies on which they do research.While these actions will impact the investment management industry as a whole, these actions should have minimal impact on Century. Our due diligence entails, among other things, visiting companies at their offices, talking with competitors, investigating customer relationships, in addition to probing deep into the financial statements, footnotes and SEC regulatory filings.

THE FUND'S INVESTMENT OUTLOOK

The third quarter results, in general, were positive and further strengthened our confidence in your portfolio companies. As we look forward, we believe the portfolio is well positioned in companies and industries that exhibit solid operating fundamentals. At the same time, we continue to research new companies and industries in an effort to find stocks that will outperform over the next two to five years. For example, we recently acquired positions in a couple of information technology and medical device companies with well-established franchises, high levels of recurring revenue and attractive returns on equity. And we added these stocks to the portfolio at reasonable valuation levels not seen for a couple of years.

                      FUND COMPOSITION 10/31/02

            HEALTH CARE                            28%
            BUSINESS SERVICES                      19%
            PROPERTY & CASUALTY INSURERS           15%
            LIFE & HEALTH INSURERS                 10%
            INFORMATION TECHNOLOGY                  4%
            INSURANCE BROKERS                       4%
            CASH & EQUIVALENTS                      8%
            BANKS                                   4%
            OTHER                                   7%

SUMMARY

We at Century take our fiduciary responsibility to our shareholders very seriously.We have and will continue to stick to our disciplined investment process, which has served our investors well over the past several years. In addition, we aim to invest your capital without taking on excessive amounts of risk. To use a baseball analogy, you should not expect us to hit home runs or grand slams, but rather singles and doubles with an occasional triple.

In our recent shareholder reports, we have attempted to detail our investment process and some of the investment themes we see as important, such as the return of business ethics and "back to basics" fundamental investing. Looking forward, we believe that investors are going to demand a higher degree of integrity and "trust" from their investments. In response, we share with you on page 5 the Century Funds investment principles that define who we are and how we try to invest on your behalf.

NEW DEVELOPMENT - INTERNET ACCESS

On November 11, 2002, Century Funds changed their transfer agent from Boston Financial Data Services and State Street Bank and Trust to Forum Shareholder Services, LLC. In making this change we are pleased to offer our shareholders internet access to their accounts. To accomplish this, we ask that you call a shareholder service representative at 800-303-1928 and request a user name and password. At this time, transactions cannot be completed online. Therefore, we ask you to conduct transactions as you always have.

Thank you again for your confidence in us, and please visit our website (www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Fund.We also welcome your questions by phone or letter.

    December 16, 2002
    Respectfully submitted,

/s/ Lanny Thorndike

    Lanny Thorndike
    Trustee and Chief Investment Officer

PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance through October 31, 2002 of a hypothetical $10,000 investment in Century Small Cap Select Fund's Institutional Shares (12/9/99 inception date) and the Fund's Investor Shares (2/24/00 inception date) and the Russell 2000 Index. The Russell 2000 Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that they are not directly comparable to an actual investors' results. The index is not available for investment.

                         CENTURY SMALL CAP SELECT FUND
                       INSTITUTIONAL SHARES & RUSSELL 2000

                                 CSCS Inst       Russell 2000

                12/09/99         $10,000          $10,000
                12/31/99         $10,010          $10,870
                01/31/00         $10,100          $10,696
                02/29/00         $10,160          $12,462
                03/31/00         $11,160          $11,640
                04/30/00         $11,150          $10,940
                05/31/00         $11,410          $10,302
                06/30/00         $11,610          $11,200
                07/31/00         $12,390          $10,840
                08/31/00         $13,280          $11,667
                09/30/00         $14,010          $11,324
              10/31/2000         $14,570          $10,818
              11/30/2000         $14,320          $ 9,708
              12/31/2000         $15,510          $10,542
               1/31/2001         $15,304          $11,091
               2/28/2001         $14,914          $10,363
               3/31/2001         $14,101          $ 9,856
               4/30/2001         $14,862          $10,627
               5/31/2001         $15,438          $10,888
               6/30/2001         $16,086          $11,264
               7/31/2001         $16,024          $10,654
               8/31/2001         $15,747          $10,310
               9/30/2001         $15,356          $ 8,922
              10/31/2001         $15,109          $ 9,445
              11/31/2001         $15,716          $10,176
              12/31/2001         $16,410          $10,804
               1/31/2002         $16,337          $10,691
               2/28/2002         $16,596          $10,398
               3/31/2002         $17,384          $11,234
               4/30/2002         $17,591          $11,337
               5/31/2002         $17,571          $10,833
               6/30/2002         $16,762          $10,296
               7/31/2002         $15,767          $ 8,741
               8/31/2002         $16,037          $ 8,720
               9/30/2002         $15,238          $ 8,093
              10/31/2002         $15,985          $ 8,352


                         CENTURY SMALL CAP SELECT FUND
                         INVESTOR SHARES & RUSSELL 2000

                                 CSCS Investor     Russell 2000

                02/24/00            $10,000          $10,000
                02/29/00            $10,010          $10,429
                03/31/00            $10,940          $ 9,741
                04/30/00            $10,920          $ 9,155
                05/31/00            $11,180          $ 8,621
                06/30/00            $11,380          $ 9,373
                07/31/00            $12,130          $ 9,071
                08/31/00            $13,000          $ 9,763
                09/30/00            $13,710          $ 9,476
              10/31/2000            $14,260          $ 9,053
              11/30/2000            $14,000          $ 8,124
              12/31/2000            $15,170          $ 8,822
               1/31/2001            $14,978          $ 9,281
               2/28/2001            $14,633          $ 8,672
               3/31/2001            $13,843          $ 8,248
               4/30/2001            $14,593          $ 8,893
               5/31/2001            $15,150          $ 9,112
               6/30/2001            $15,798          $ 9,426
               7/31/2001            $15,727          $ 8,916
               8/31/2001            $15,443          $ 8,628
               9/30/2001            $15,059          $ 7,467
              10/31/2001            $14,785          $ 7,904
              11/31/2001            $15,383          $ 8,515
              12/31/2001            $16,061          $ 9,041
               1/31/2002            $15,990          $ 8,947
               2/28/2002            $16,244          $ 8,702
               3/31/2002            $17,005          $ 9,401
               4/30/2002            $17,208          $ 9,487
               5/31/2002            $17,177          $ 9,066
               6/30/2002            $16,376          $ 8,616
               7/31/2002            $15,412          $ 7,315
               8/31/2002            $15,665          $ 7,296
               9/30/2002            $14,854          $ 6,773
              10/31/2002            $15,574          $ 6,989


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deductions for taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


-------------------------------------------------------------------------------
                               CENTURY SMALL CAP
                                  SELECT FUND
                      AVERAGE ANNUAL TOTAL RETURNS AS OF
                               OCTOBER 31, 2002
            INVESTOR SHARES
              1 YEAR                                       5.34%
              SINCE INCEPTION (02/24/00)                  17.95%
            INSTITUTIONAL SHARES
              1 YEAR                                       5.87%
              SINCE INCEPTION (12/09/99)                  17.60%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         TEN LARGEST HOLDINGS

PLATINUM UNDERWRITERS HOLDINGS, LTD.                      4.5%
A property and casualty reinsurer.

SUNRISE ASSISTED LIVING, INC.                             4.0%
Assisted living services provider.

STERICYCLE, INC.                                          3.6%
Medical waste management services.

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.                  3.6%
Drug discovery and development services.

AMERICAN CAPITAL STRATEGIES LTD.                          3.4%
Senior and subordinated lender and investor.

IRON MOUNTAIN, INC.                                       3.2%
Records storage services.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.                    3.1%
Childcare and workplace services provider.

HUB INTERNATIONAL LTD.                                    3.0%
A North American insurance brokerage.

COSTAR GROUP, INC.                                        2.8%
Real estate information provider.

INVESTMENT TECHNOLOGY GROUP, INC.                         2.8%
Trading execution and technology services.
-------------------------------------------------------------------------------

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2002

COMMON STOCKS: ASSET MANAGERS - 1.5%

SHARES                                                                VALUE
------                                                                -----
 14,500   Eaton Vance Corp.                                        $    416,295
                                                                   ------------
BANKS - 3.8%
  9,600   Bay State Bancorp, Inc.                                       223,680
 20,000   Boston Private Financial Holdings, Inc.                       368,200
  9,200   FirstFed America Bancorp, Inc.                                248,308
 40,000   Providian Financial Corp.*                                    178,000
                                                                   ------------
                                                                      1,018,188
                                                                   ------------
BUSINESS SERVICES - 16.6%
 40,000   American Capital Strategies, Ltd.                             786,400
 26,000   Bright Horizons Family Solutions, Inc. *                      703,300
 50,000   Century Business Services, Inc. *                             132,500
 20,000   Checkfree Corp. *                                             325,600
 39,500   CoStar Group, Inc. *                                          645,825
 20,000   Investment Technology Group, Inc. *                           638,000
 26,000   Iron Mountain, Inc. *                                         733,460
 18,300   National Processing, Inc. *                                   241,011
 35,000   OneSource Information Services, Inc. *                        220,500
                                                                   ------------
                                                                      4,426,596
                                                                   ------------
CONSUMER DISCRETIONARY - 1.6%
  2,000   Advanced Marketing Services, Inc.                              34,900
 40,000   Cablevision Systems Corp. *                                   382,400
                                                                   ------------
                                                                        417,300
                                                                   ------------
FINANCIAL TECHNOLOGY - 2.8%
 15,000   Investors Financial Services Corp.                            460,050
 89,700   Online Resources Corp. *                                      297,356
                                                                   ------------
                                                                        757,406
                                                                   ------------
HEALTHCARE - 24.2%
 15,000   Charles River Laboratories Int'l, Inc. *                      551,250
  5,000   Community Health Systems, Inc. *                              117,500
 11,655   CorVel Corp. *                                                384,615
  7,000   First Health Group Corp. *                                    181,860
  6,500   Henry Schein, Inc. *                                          326,105
 15,000   IDEXX Laboratories, Inc. *                                    517,500
  9,000   Mid Atlantic Medical Services, Inc. *                         327,600
  7,000   Odyssey Healthcare, Inc. *                                    244,860
 10,000   Pediatrix Medical Group, Inc. *                               400,000
 30,000   Pharmaceutical Product Dev., Inc. *                           822,000
 25,000   Stericycle, Inc. *                                            832,500
 44,000   Sunrise Assisted Living, Inc. *                               915,200
 20,000   Vertex Pharmaceuticals, Inc. *                                392,200
 10,000   Wilson Greatbatch Technologies, Inc. *                        279,700
 10,000   Wright Medical Group, Inc. *                                  172,110
                                                                   ------------
                                                                      6,465,000
                                                                   ------------
INFORMATION TECHNOLOGY - 3.7%
SHARES/FACE AMOUNT
------------------
 10,000   Itron, Inc. *                                            $    218,900
 40,000   PerkinElmer, Inc.                                             278,400
 10,000   Rogers Corp. *                                                249,800
  4,000   Scansource, Inc. *                                            240,400
                                                                   ------------
                                                                        987,500
                                                                   ------------
INSURANCE
BROKERS - 3.4%
  9,000   Gallagher (Arthur J.) & Co.                                   241,380
 40,000   Hub International Ltd.                                        686,000
                                                                   ------------
                                                                        927,380
                                                                   ------------
LIFE & HEALTH
INSURERS - 8.8%
 13,000   Delphi Financial Group, Inc.                                  503,750
 22,000   Reinsurance Group of America                                  604,780
 20,500   Scottish Annuity & Life Holdings, Ltd.                        362,645
  6,000   StanCorp Financial Group, Inc.                                324,000
117,900   Universal American Financial Corp. *                          545,877
                                                                   ------------
                                                                      2,341,052
                                                                   ------------
PROPERTY & CASUALTY
INSURERS - 12.8%
 22,000   HCC Insurance Holdings, Inc.                                  539,660
 15,000   IPC Holdings, Ltd. *                                          467,550
  1,000   Markel Corp. *                                                202,490
 56,000   Max Re Capital, Ltd.                                          580,160
 10,000   Ohio Casualty Corp. *                                         131,900
 14,000   Philadelphia Consol. Holding Corp. *                          469,280
 41,000   Platinum Underwriters Holdings Ltd. *                       1,029,100
                                                                   ------------
                                                                      3,420,140
                                                                   ------------
TOTAL INVESTMENT IN COMMON STOCKS - 79.2%                            21,176,857
                                                                   ------------
  (Identified cost, $21,352,531)
CASH EQUIVALENTS - 20.8%
$5,547,000   State Street Bank and Trust Eurodollar
  Time Deposit, at cost approximating value,
    maturity 11/01/02                                                 5,547,000
                                                                   ------------
TOTAL INVESTMENTS - 100%
  (Identified cost, $26,899,531)                                   $ 26,723,857
                                                                   ============

* Non-income producing security

                      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2002
                                                                                            Century Shares     Century Small Cap
                                                                                                 Trust            Select Fund
ASSETS:
Investments, at value
  (Identified cost of $148,250,466 and $26,899,531, respectively)(Note 1A) ..........        $303,422,332          $26,723,857
Cash ................................................................................                 408                  897
Dividends and interest receivable ...................................................             151,632                4,480
Receivable for investments sold .....................................................                --                 72,979
Other assets ........................................................................              12,616                 --
Receivable for Trust/Fund shares sold ...............................................              57,670              110,220
Receivable from investment adviser ..................................................                --                 22,627
                                                                                             ------------          -----------
Total Assets ........................................................................         303,644,658           26,935,060
                                                                                             ------------          -----------
Liabilities:
Payable to Affiliates:
  Investment adviser fee (Note 5) ...................................................             202,839                 --
  Administration fee (Note 6) .......................................................              36,383                 --
Accrued expenses and other liabilities ..............................................             151,569               59,181
Payable for investments purchased ...................................................          11,740,824            3,817,443
Payable for Trust/Fund shares repurchased ...........................................             201,784                1,779
                                                                                             ------------          -----------
Total Liabilities ...................................................................          12,333,399            3,878,403
                                                                                             ------------          -----------
Net Assets (Note 3) .................................................................        $291,311,259          $23,056,657
                                                                                             ============          ===========
Net Assets consist of:
Investor Class ......................................................................                              $10,118,845
Institutional Class .................................................................                              $12,937,812
Shares Outstanding consist of (Note 2):
Century Shares Trust ................................................................           8,579,935
Investor Class ......................................................................                                  659,298
Institutional Class .................................................................                                  839,009
NET ASSET VALUE PER SHARE (Represents both the offering and redemption price)
Century Shares Trust ................................................................              $33.95
Investor Class ......................................................................                                   $15.35
Institutional Class .................................................................                                   $15.42


                                                See notes to financial statements.


STATEMENT OF OPERATIONS

                                                                         Period Ended         Year Ended           Year Ended
                                                                       October 31, 2002   December 31, 2001     October 31, 2002
                                                                        Century Shares      Century Shares      Century Small Cap
                                                                             Trust               Trust            Select Fund
INVESTMENT INCOME:
Dividends ..........................................................     $  3,868,733        $  5,161,253         $    135,502
Interest ...........................................................           74,722             169,279               38,158
                                                                         ------------        ------------         ------------
Total income .......................................................        3,943,455           5,330,532              173,660
                                                                         ------------        ------------         ------------
Expenses:
Investment adviser fee (Note 5) ....................................        2,159,306           2,675,002              217,980
Non-interested trustees' remuneration ..............................           64,640             108,758                3,861
Transfer agent .....................................................          281,100             343,609                 --
Transfer agent - institutional .....................................             --                  --                 13,049
Transfer agent - investor ..........................................             --                  --                 60,971
Custodian ..........................................................           66,390              54,384               64,605
Administration (Note 6) ............................................          404,870             324,756                 --
Insurance ..........................................................           18,191              20,278                3,388
Professional fees ..................................................           97,070             135,764               56,825
Registration .......................................................           25,320              32,968               30,000
Printing and other .................................................          118,100             142,072               23,032
Distribution fee (Note 8) ..........................................             --                  --                 28,149
                                                                         ------------        ------------         ------------
Total expenses .....................................................        3,234,987           3,837,591              501,860
Advisor reimbursement (Note 7) .....................................             --                  --               (130,535)
                                                                         ------------        ------------         ------------
Net expenses .......................................................        3,234,987           3,837,591              371,325
                                                                         ------------        ------------         ------------
Net investment income/(loss) .......................................          708,468           1,492,941             (197,665)
                                                                         ------------        ------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions .....................       28,395,323          34,170,401              872,674
Decrease in unrealized appreciation on investments .................      (65,168,490)        (49,630,190)            (652,230)
                                                                         ------------        ------------         ------------
Net realized and unrealized gain (loss) on investments .............      (36,773,167)        (15,459,789)             220,444
                                                                         ------------        ------------         ------------
Net increase/(decrease) in net assets resulting from operations ....     $(36,064,699)       $(13,966,848)        $     22,779
                                                                         ============        ============         ============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                           Century Small Cap
                                                                  Century Shares Trust                        Select Fund
                                                       Period Ended    Year Ended      Year Ended      Year Ended      Year Ended
INCREASE (DECREASE)                                     October 31,    December 31,    December 31,    October 31,     October 31,
  IN NET ASSETS:                                           2002           2001            2000            2002            2001
Operations:
  Net investment income/(loss)                         $    708,468    $  1,492,941     $  3,441,085   $  (197,665)    $   (17,963)
  Net realized gain                                      28,395,323      34,170,401       38,100,228       872,674          86,065
  Change in net unrealized appreciation                 (65,168,490)    (49,630,190)      62,799,598      (652,230)       (235,097)
                                                       ------------    ------------     ------------   -----------     -----------
  Net increase/(decrease) in net assets
    resulting from operations                           (36,064,699)    (13,966,848)     104,340,911        22,779        (166,995)
  Net equalization (Note 1C)                                 (1,890)        (11,850)          30,321          --              --
Distributions to shareholders from:
  Net investment income                                    (437,544)     (1,488,873)      (3,369,724)         --            (4,091)
  Realized gain from investment transactions:
    Century Shares Trust                                       --       (30,463,614)     (34,078,662)         --              --
    Institutional class                                        --             --               --          (71,314)        (83,867)
    Investor class                                             --             --               --          (20,118)        (25,898)
  Trust/Fund share transactions - net                   (18,060,849)    (25,921,627)      41,030,868     7,683,159      12,701,372
  Redemption fees                                            27,639         103,436             --          47,973          30,920
                                                       ------------    ------------     ------------   -----------     -----------
    Total increase/(decrease)                           (54,537,343)    (71,749,376)     107,953,714     7,662,479      12,451,441
NET ASSETS:
  At beginning of period                                345,848,602     417,597,978      309,644,264    15,394,178       2,942,737
                                                       ------------    ------------     ------------   -----------     -----------
  At end of period                                     $291,311,259    $345,848,602     $417,597,978   $23,056,657     $15,394,178
                                                       ============    ============     ============   ===========     ===========
Distributions in excess of net investment
  income at end of period                              $     92,770    $    361,804     $    349,954
                                                       ============    ============     ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
                                                 Period Ended
                                                   October 31,                  Year Ended December 31,
Century Shares Trust                                 2002(a)       2001           2000          1999          1998          1997
Net Asset Value, beginning of period               $  38.12       $  42.97       $  34.32      $  44.66      $  44.66      $  31.30
                                                   --------       --------       --------      --------      --------      --------
Income from Investment Operations:
Net investment income                                  0.08           0.17           0.39          0.42          0.41          0.39
Net realized and unrealized gain/(loss)
on investments                                        (4.20)         (1.26)         12.39         (6.05)         2.71         15.25
                                                   --------       --------       --------      --------      --------      --------
Total income/(loss) from investment operations        (4.12)         (1.09)         12.78         (5.63)         3.12         15.64
                                                   --------       --------       --------      --------      --------      --------
Less Distributions From:
Net investment income                                 (0.05)         (0.17)         (0.38)        (0.40)        (0.40)        (0.38)
In excess of net investment income                     --             --             --           (0.01)         --            --
Net realized gain on investment transactions           --            (3.60)         (3.75)        (4.30)        (2.72)        (1.90)
Total distributions                                   (0.05)         (3.77)         (4.13)        (4.71)        (3.12)        (2.28)
Redemption fees                                        --             0.01           --            --            --            --
                                                   --------       --------       --------      --------      --------      --------
Net Asset Value, end of period                     $  33.95       $  38.12       $  42.97      $  34.32      $  44.66      $  44.66
                                                   ========       ========       ========      ========      ========      ========
Total Return                                       -10.82%**         -2.5%           37.4%       -12.4%           7.0%         50.1%
Ratios and supplemental data:
Net assets, end of period (000 omitted)            $291,311       $345,849       $417,598      $309,644      $415,129      $414,576
Ratio of expenses to average net assets                1.19%*         1.05%          0.83%         0.82%         0.78%         0.82%
Ratio of net investment income to
average net assets                                     0.26%*         0.41%          1.05%         1.00%         0.88%         1.04%
Portfolio Turnover Rate                                  22%            17%            17%           11%            6%            6%

                                                                                    Year Ended October 31,

                                                        2002           2001           2000          2002         2001        2000
                                               Institutional  Institutional  Institutional      Investor     Investor   Investor
Century Small Cap Select Fund                          Class          Class          Class(c)      Class        Class      Class(d)
Net Asset Value, beginning of period               $  14.68       $  14.57       $  10.00      $  14.60      $  14.26    $ 10.00
                                                   --------       --------       --------      --------      --------    -------
Income from Investment Operations:
Net investment income/(loss)                          (0.10)          --             0.04         (0.18)        (0.03)     (0.01)
Net realized and unrealized gain on investments        0.93           0.52(b)        4.53          0.94          0.53(b)    4.27
                                                   --------       --------       --------      --------      --------    -------
Total income from investment operations                0.83           0.52           4.57          0.76          0.50       4.26
                                                   --------       --------       --------      --------      --------    -------
Less Distributions From:
Net investment income                                  --            (0.02)          --             --            --         --
Net realized gain on investment transactions          (0.13)         (0.41)          --           (0.03)        (0.19)      --
                                                   --------       --------       --------      --------      --------    -------
Total distributions                                   (0.13)         (0.43)          --           (0.03)        (0.19)      --
                                                   --------       --------       --------      --------      --------    -------
Redemption fees                                        0.04           0.02           --            0.02          0.03       --
                                                   --------       --------       --------      --------      --------    -------
Net Asset Value, end of period                     $  15.42       $  14.68       $  14.57      $  15.35      $  14.60    $ 14.26
                                                   ========       ========       ========      ========      ========    =======
Total Return                                           5.87%          3.63%          45.7%**       5.34%         3.68%      42.6%**
Ratios and supplemental data:
Net assets, end of period (000 omitted)            $ 12,938       $  6,093       $  2,253      $ 10,119      $  9,302    $   690
Ratio of expenses to average net assets                1.45%          1.45%          1.45%*        1.80%         1.80%      1.80%*
Ratio of expenses to average net assets without
giving effect to voluntary expense agreement           1.87%          4.04%         11.58%*        2.53%         4.38%     14.73%*
Ratio of net investment income
to average net assets                                -0.70%         -0.02%           0.38%        -1.05%        -0.48%     -0.14%
Portfolio Turnover Rate                                 123%            48%            24%          123%           48%        24%

(a) For the period from January 1, 2002 to October 31, 2002. Effective September 5, 2002, CST changed its fiscal year end from
    December 31 to October 31.
(b) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(c) From the commencement date of investment operations, December 9, 1999 to October 31, 2000.
(d) From the commencement date of investment operations, February 24, 2000 to October 31, 2000.
** Annualized
** Not annualized

                                                See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the policy of the Trust and the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the exdividend date. Effective September 5, 2002, Century Shares Trust changed its fiscal year end from December 31 to October 31.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

F. Multiple Classes of Shares - The Fund offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. All shareholders bear the common expenses of the Fund based upon daily net assets of each class, without distinction between share classes.

G. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares will be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

(2) TRANSACTIONS IN SHARES

    A.TRUST SHARES -- The number of authorized shares is unlimited. Transactions in Trust shares were as follows:

                                                            Period Ended             Year Ended               Year Ended
                                                          October 31, 2002        December 31, 2001        December 31, 2000
                                                     Shares       Amount       Shares        Amount       Shares        Amount
Sold                                                 227,051    $ 8,402,719     630,308   $ 25,647,948   4,829,988   $188,654,928
Issued to shareholders in reinvestment of
  distributions from:
    Net investment income                              8,211        311,411      24,977      1,039,151      61,694      2,366,867
    Realized gain on investment transactions            --            --        619,893     23,630,306     620,583     26,683,527
                                                    --------   ------------  ----------   ------------  ----------   ------------
                                                     235,262      8,714,130   1,275,178     50,317,405   5,512,265    217,705,322
Repurchased                                         (727,746)   (26,774,979) (1,920,512)   (76,239,032) (4,817,893)  (176,674,454)
                                                    --------   ------------  ----------   ------------  ----------   ------------
    Net increase (decrease)                         (492,484)  $(18,060,849)   (645,334)  $(25,921,627)    694,372   $ 41,030,868
                                                    ========   ============  ==========   ============  ==========   ============

    B. Fund Shares - The number of authorized shares is unlimited. Shares of the Fund are currently divided into an Investor class and an Institutional class. Transactions in Fund shares were as follows:

                                                                             YEAR ENDED OCTOBER 31, 2002
                                                                 INSTITUTIONAL CLASS              INVESTOR CLASS
                                                                 SHARES         AMOUNT         SHARES        AMOUNT
Sold ........................................................   659,199      $10,357,752      494,056      $ 7,850,975
Issued to shareholders in reinvestment of distributions from:
  Net investment income .....................................        --               --           --               --
  Realized gain on investment transactions ..................     3,825           60,546          978           15,478
                                                                -------      -----------      -------      -----------
                                                                663,024       10,418,298      495,034        7,866,453
Repurchased .................................................  (238,954)      (3,649,371)    (472,892)      (6,952,221)
                                                                -------      -----------      -------      -----------
Net Increase ................................................   424,070      $ 6,768,927       22,142      $   914,232
                                                                =======      ===========      =======      ===========
                                                                             YEAR ENDED OCTOBER 31, 2001
                                                                 INSTITUTIONAL CLASS              INVESTOR CLASS
                                                                 SHARES         AMOUNT         SHARES        AMOUNT
Sold ........................................................   342,719      $ 5,056,246      742,027      $11,091,468
Issued to shareholders in reinvestment of distributions from:
  Net investment income .....................................       233            3,517           --               --
  Realized gain on investment transactions ..................     5,032           75,883        1,708           25,591
                                                                -------       ----------      -------      -----------
                                                                347,984        5,135,646      743,735       11,117,059
Repurchased .................................................   (87,627)      (1,306,866)    (154,952)      (2,244,467)
                                                                -------       ----------      -------      -----------
Net Increase ................................................   260,357       $3,828,780      588,783      $ 8,872,592
                                                                =======       ==========      =======      ===========

(3) SOURCES OF NET ASSETS

CENTURY SHARES TRUST
At October 31, 2002, net assets consisted of:
Capital paid-in ....................................................................................      $108,454,175
Accumulated distributions in excess of net investment income .......................................           (92,770)
Accumulated undistributed net realized gains on investments ........................................        27,777,988
Unrealized appreciation in value of investments ....................................................       155,171,866
                                                                                                          ------------
  Net assets applicable to outstanding capital stock ...............................................      $291,311,259
                                                                                                          ============

CENTURY SMALL CAP SELECT FUND
At October 31, 2002, net assets consisted of:
Capital Paid-in ....................................................................................       $22,563,758
Unrealized depreciation on investments .............................................................          (175,674)
Accumulated undistributed net realized gains on investments ........................................           668,573
                                                                                                           -----------
  Net assets applicable to outstanding capital stock ...............................................       $23,056,657
                                                                                                           ===========

(4) Investment Security Transactions

    FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $69,241,572 and $70,018,547, respectively, during the period ended October 31, 2002. At October 31, 2002, the cost of investments for federal tax purposes was $120,037,462. Net unrealized appreciation for all securities at that date was $155,171,866. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $160,300,158 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $5,128,292.

    FOR THE FUND, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $34,335,159 and $24,108,044, respectively, during the year ended October 31, 2002. At October 31, 2002, the cost of investments for federal tax purposes was $21,352,531.Net unrealized depreciation for all securities at that date was $175,674.This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,425,938 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $1,671,939.

(5) Investment Adviser Fee

    FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. For the period ended October 31, 2002, the fee amounted to $2,159,306. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

    FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the year ended October 31, 2002, the fee amounted to $217,980. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

    (6) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCM will receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value. The fee was $404,870 for the period ended October 31, 2002.

    (7) ADVISER REIMBURSEMENT -- CCM has voluntarily waived a portion of its management fee for both classes of the Fund and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 28, 2004. The expense limitations for the Investor and Institutional Class are 1.80% and 1.45%, respectively. During the year ended October 31, 2002, the adviser reimbursement amounted to $130,535.

    (8) DISTRIBUTION AND SERVICE PLAN -- The Fund has adopted a distribution and service plan for the Investor class under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Class currently pays a distribution and service fee equal to 0.25% of the average daily net assets of the class. During the year ended October 31, 2002, $28,149 was accrued under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor class.

INDEPENDENT AUDITORS' REPORT

To the Trustees of Century Capital Management Trust and Shareholders of Century Shares Trust and Century Small Cap Select Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Century Shares Trust and Century Small Cap Select Fund (the "Trust" and "Fund", respectively, each a series of Century Capital Management Trust), as of October 31, 2002 and, for Century Shares Trust, the statement of operations for the period ended October 31, 2002 and the year ended December 31, 2001, the statement of changes in net assets for the period ended October 31, 2002 and for the years ended December 31, 2001 and 2000, and the financial highlights for the period ended October 31, 2002 and each of the five years in the period ended December 31, 2001 and, for Century Small Cap Select Fund, the statement of operations for the year ended October 31, 2002, the statement of changes in net assets for the years ended October 31, 2002 and 2001, and the financial highlights for each of the three years in the period ended October 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's and Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 5, 2002

MANAGEMENT OF THE MASTER TRUST

The Trustees named below are responsible for setting policy and overseeing the activities of Century Capital Management Trust (the "Master Trust"). The Trustees hire and supervise the performance of the companies that provide services to Century Shares Trust and Century Small Cap Select Fund (the "Funds"), such as the investment adviser, the independent accountants, and the custodian. The Trustees elect their successors.

The following table provides information regarding each Trustee and officer of the Master Trust:

INDEPENDENT TRUSTEES
NAME                     POSITION(S)    TERM OF            PRINCIPAL OCCUPATION(S)          NUMBER OF      OTHER
ADDRESS AND              HELD WITH      OFFICE AND         DURING PAST 5 YEARS              PORTFOLIOS     DIRECTORSHIPS
AGE                      FUND           LENGTH OF                                           IN FUND        HELD BY
                                        TIME SERVED                                         COMPLEX        TRUSTEE
                                                                                            OVERSEEN
                                                                                            BY TRUSTEE
JOHN E. BEARD            Trustee        7/83 to Present    Ropes & Gray, Partner                2          The Timberland Company;
194 Glezen Lane                         (19 yrs)           (until 12/31/00; of Counsel                     BTU International Inc.
Wayland, MA                                                thereafter) (attorneys)
Age: 70

ERNEST E. MONRAD         Trustee        4/76 to Present    Northeast Investors Trust,            2         New America High
50 Congress Street                      (26 yrs)           Trustee (Chairman until 5/01)                   Income Fund
Suite 1000                                                 (investment company);
Boston, MA                                                 Northeast Investors Growth Fund,
Age: 72                                                    Chairman, Trustee and Assistant
                                                           Treasurer (investment company);
                                                           Northeast Investment Management,
                                                           Inc., Vice President and Director
                                                           (investment adviser)

MICHAEL J. POULOS        Trustee         6/98 to Present   Western National Corporation          2         Technical Olympic
2121 Kirby Drive, #73                    (4 yrs)           (holding company) and USA, Inc.
Houston, TX                                                Western National Life Insurance
Age: 71                                                    Company, Chairman, President and
                                                           Chief Executive Officer (until 2/98;
                                                           retired thereafter)

JERRY S. ROSENBLOOM      Trustee         4/98 to Present   The Wharton School, University        2         Harleysville Group, Inc.;
308 Colonial Penn Ctr.                   (4 yrs)           of Pennsylvania, Frederick H. Ecker,            Annuity & Life Re
3641 Locust Walk                                           Emeritus Professor of Insurance                 (Holdings), Ltd.
Philadelphia, PA                                           and Risk Management
Age: 63


INSIDE TRUSTEES AND OFFICERS


ALLAN W. FULKERSON*+     Chairman of     01/69 to Present  Century Capital Management, Inc.,     2         HCC Insurance
One Liberty Square       the Trustees                      President and Director                          Holdings, Inc.
Boston, MA                                                 (investment adviser)#;                          Montpelier Re
Age: 69                                                    CCP Capital, Inc., President and                Holdings Inc.
                                                           Director (management services)#;
                                                           CCP Capital II, LLC, Managing
                                                           Member (management services)#; CCP
                                                           Capital III, Inc., President and
                                                           Managing Director (management
                                                           services)#; Massachusetts
                                                           Fiduciary Advisors, Inc.,
                                                           President and Director (investment
                                                           adviser until 12/00)#

DAVIS R. FULKERSON*+     Trustee         12/99 to Present  Century Capital Management, Inc.,     2
One Liberty Square                                         Managing Director (investment
Boston, MA                                                 adviser)#; CCP Capital II, LLC,
Age: 37                                                    Managing Member (management
                                                           services)#; CCP Capital III, Inc.,
                                                           Managing Director (management
                                                           services)#; Massachusetts
                                                           Fiduciary Advisors, Inc., Vice
                                                           President (since 3/99) (investment
                                                           adviser until 12/00)#

ALEXANDER L.THORNDIKE*   Trustee,        12/99 to Present  Century Capital Management, Inc.,     2
One Liberty Square       and Chief                         Managing Director (since 1/99)
Boston, MA               Investment                        (investment adviser)#; CCP
Age: 36                  Officer                           Capital II, LLC, Managing Member
                                                           (management services)#;William
                                                           Blair and Company LLC, Analyst
                                                           (until 1/99) (broker-dealer)

STEVEN ALFANO            Secretary,      09/01 to Present  Century Capital Management, Inc.,
One Liberty Square       Principal       and               Assistant Vice President (10/98-9/00),
Boston, MA               Financial       11/02 to Present, Vice President and Managing Director
Age: 44                  Officer         Respectively      (since 9/00) (investment
                                                           adviser)#; CCP Capital II, LLC,
                                                           Managing Member (management
                                                           services)#; CCP Capital III, Inc.,
                                                           Secretary and Treasurer
                                                           (management services)#;
                                                           Massachusetts Fiduciary Advisors,
                                                           Inc., Assistant Vice President
                                                           (until 3/99) Vice President (since
                                                           3/99) (investment adviser until
                                                           12/00)#

 * Indicates that the Trustee is an interested person of the Funds by virtue of being an officer or employee of the Funds'
   investment adviser. Each of Messrs. Allan W. Fulkerson and Alexander L. Thorndike also are interested persons of the Funds by virtue of being officers of the Master Trust.
 + Davis R. Fulkerson is Allan W. Fulkerson's son.
 # Indicates a position with an entity that may be deemed an "affiliated person" of the Funds.
++ Our current independent Trustees may continue to serve only until the month of July after he reaches the age of 72 years.
   Independent Trustees first elected after September 8, 2000, may continue to serve only until the month of July after such independent Trustee reaches the age of 75 years. For interested Trustees or officers, however, there is no stated term of office. All Trustees otherwise continue to serve after election either until their resignation or their removal in accordance with the Agreement and Declaration of Trust of the Master Trust or until a meeting of shareholders for the election of Trustees is required by the Investment Company Act of 1940. The Chairman of the Trustees and the Secretary are elected annually by the
   Trustees.

[logo] CENTURY FUNDS

One Liberty Square Boston, Massachusetts 02109


GROWTH INVESTORS IN VALUE INDUSTRIES

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CCMT AR 30
OCT 2002
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